EXHIBIT 31.1

CERTIFICATION

I, John F. Fisbeck, Chief Executive Officer, certify that:

1.             I have reviewed this annual report on Form 10-K/A of Fortune Industries, Inc.;

2.

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Fortune Industries, Inc. as of, and for, the period presented in this annual report;

4.

Fortune Industries, Inc.’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-15(e) and 15d-15(e)) for Fortune Industries, Inc. and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fortune Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

evaluated the effectiveness of Fortune Industries, Inc.’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d)

disclosed in this report any change in Fortune Industries, Inc.’s internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Fortune Industries, Inc.’s internal control over financial reporting; and

5.

Fortune Industries, Inc.’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fortune Industries, Inc.’s auditors and the audit committee of Fortune Industries, Inc.’s board of directors (or others performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fortune Industries, Inc.’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Fortune Industries, Inc.’s internal control over financial reporting.

Date: October 13, 2008	By: /s/ John F. Fisbeck

John F. Fisbeck,

Chief Executive Officer